UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

360 Funds

(Exact name of registrant as specified in charter)

4520 Main Street, Suite 1425 Kansas City, MO	64111
(Address of principal executive offices)	(Zip code)

M3Sixty Administration, LLC
4520 Main Street
Suite 1425
Kansas City, MO 64111

(Name and address of agent for service)

Registrant's telephone number, including area code: 877-244-6235

Date of fiscal year end: 12/31/2015

Date of reporting period: 12/31/2015

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders of the Foundry Micro Cap Value Fund, a series of the 360 Funds (the “registrant”) for the period ended December 31, 2015 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

FOUNDRY PARTNERS, LLC FUNDS

Foundry Micro Cap Value Fund
Class I Shares (Ticker Symbol: FMCIX)

Series of the
360 Funds

ANNUAL REPORT
December 31, 2015
Investment Adviser:

Foundry Partners, LLC
510 First Avenue North,
Suite 409
Minneapolis, MN 55403

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS	1
INVESTMENT HIGHLIGHTS	3
SCHEDULE OF INVESTMENTS	5
STATEMENT OF ASSETS AND LIABILITIES	9
STATEMENT OF OPERATIONS	10
STATEMENTS OF CHANGES IN NET ASSETS	11
FINANCIAL HIGHLIGHTS	12
NOTES TO FINANCIAL STATEMENTS	13
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	xx
ADDITIONAL INFORMATION	19
EXPENSE EXAMPLES	23
BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENT	25

Foundry Partners, LLC Funds	ANNUAL REPORT
Foundry Micro Cap Value Fund
MANAGEMENT’S DISCUSSION AND ANALYSIS
December 31, 2015 (Unaudited)

Portfolio performance – The Foundry Micro Cap Value Fund (the “Fund”) was slightly outperformed by its benchmark, the Russell Microcap® Value Index(a), during the year ended December 31, 2015. The Fund returned -6.78%(b) compared to -6.45% for the benchmark.

Global Macro environment – The macro environment had several factors persisting from 2014 fanning the flames of uncertainty throughout the year. China’s economy decelerated for the ninth quarter in a row while its equity market went haywire after the government initiated trading limitations along with currency devaluation. Oil continued last year’s violent descent influenced by stubborn OPEC production but also because US banks surprisingly extended loans to the US oil & gas industry. The media seemed to spend the entire year myopically focused on what was probably the most anticipated Federal Reserve action in all of market history, but little was said about the billions in foreign currency reserves being repatriated back to oil and commodity producing nations. The US dollar maintained its strength as the Japanese and European central banks continued quantitative easing to fend off deflation concerns.

U.S. Economic environment – OPEC battled the capital rich US oil and gas industry attempting to maintain global market share by increasing production when the markets expected the opposite action. One clear beneficiary of this economic street fight is clearly the US consumer who used the windfall to shore up his balance sheet and modestly increase spending. Stagnant real incomes over the past decade may improve as nearly 6 years of continued job growth have reduced the available supply of labor and may lead to higher wages. However, meager GDP growth and a lack of pricing power leave investors to ponder the first profit recession in 6 years. Populist messages from some of the leading presidential candidates have created uncertainty about future US fiscal policy.

Benchmark Observations – For the second year in a row, Banks and Thrifts outperformed the Russell Microcap® Value Index as the attraction of above average dividend yields, merger activity, and the lack of USD dollar exposure proved to be a compelling combination in a market preoccupied by macro uncertainty. The weak macro environment also fueled a desire for earnings visibility which helped Healthcare and Consumer Staples turn in positive returns for the year. For the second year in a row, Energy stocks were the worst Russell Microcap Value sector (-45%), but unlike 2014, the group also pulled down Industrials (-22%) and Materials (-32%).

Holdings Data As Of 12/31/2015 (as a percentage of market value)
Sector	Portfolio Weight
Consumer Discretionary	16.22
Consumer Staples	0.94
Energy	4.79
Financials	38.49
Health Care	4.90
Industrials	15.35
Information Technology	12.41
Materials	3.57
Telecommunication Services	0.64
Cash	2.69

Foundry Micro Cap Value Fund – Our bottom-up process seeks companies with statistically attractive valuations, low expectations, current earnings below normalized earnings power, and catalysts to regain that earnings power in a reasonable timeframe. The blend of our company specific research and our top-down analysis produces our sector weights. As a result, the Fund was underweight in REITs and Utilities for the second year in a row as well as Financials and Healthcare. Similar to 2014, stock selection was value added in all 10 sectors of the benchmark. The stocks held in Healthcare, Consumer Discretionary and Financials were solidly above their respective benchmarks. Four of our stocks were acquired last year, slightly below the norm for the Fund. Entering 2016, the Fund is overweight in Consumer Discretionary and Industrials while Financials, primarily Banks and REITs, and Utilities remain underweight.

Foundry Partners, LLC Funds	ANNUAL REPORT
Foundry Micro Cap Value Fund
MANAGEMENT’S DISCUSSION AND ANALYSIS
December 31, 2015 (Unaudited)

(a)	The Russell Microcap® Value Total Return Index measures the performance of the microcap value segment of the U.S. equity market. It includes those Russell Microcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

(b)	The performance information quoted assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235. Investors should consider the investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about the Fund can be found in the Fund’s prospectus. Please read it carefully before investing.

Foundry Partners, LLC Funds	ANNUAL REPORT
Foundry Micro Cap Value Fund
INVESTMENT HIGHLIGHTS
December 31, 2015 (Unaudited)

The investment objective of the Foundry Micro Cap Value Fund (the “Micro Cap Fund”) is capital appreciation.  To meet the investment objective of this Fund, the Fund will invest at least 80% of its assets in equity securities of micro-cap companies.  Micro-cap companies are those companies contained within the Russell Microcap® Value Index, or companies with similar size characteristics.  Equity securities consist of common stock and securities convertible into common stock.

As of December 31, 2015, the median market capitalization of companies included in the Russell Microcap® Value Index was approximately $203 million; the average market capitalization for companies contained within the Russell Microcap® Value Index was approximately $470 million; and the largest stock in the index had a market capitalization of $1.57 billion.

The Micro Cap Fund seeks to provide broad exposure to micro-cap domestic equity securities and seeks to outperform the Russell Microcap® Value Index after fees over a long-term investment horizon. Foundry Partners, LLC (the “Adviser”) seeks to invest in companies that it considers to be “statistically attractive” (based on factors which may include, for example, low ratio of price to earnings, price to cash flow, price to book value, and price to sales).  The Adviser also looks for companies that it believes are undervalued relative to their earning power and long-term earnings growth prospects, adjusted for risk.  The Adviser may filter less attractive companies by analyzing cash flows, evaluating financial strength, performing earnings analysis and reviewing purchase and sale activity in company shares by company executives, and through fundamental analysis, which may include a review of assets, earnings, sales, products, markets, and management, among other indicators. Ideally, after filtering out companies that do not meet the Adviser’s criteria above, the Adviser looks for companies that have a positive catalyst, (e.g., new products, management changes, acquisition, etc.).

The Adviser also utilizes a sell discipline and may consider selling a security when: it becomes fully valued in the Adviser’s opinion or less attractive to the Adviser; one of the Fund’s holdings has performed well and reached or approached the Adviser’s price target; a company fails to pass the Adviser’s investment screens; or there is deterioration in a company’s fundamentals, management or financial reporting.

The Adviser will look to manage risk through several strategies, which typically include: maintaining minimum and maximum sector weightings relative to the Russell Microcap Value Index; monitoring risk statistics relative to the Russell Microcap® Value Index; and, monitoring trade volume.

The percentages in the above graph are based on the portfolio holdings of the Fund as of December 31, 2015 and are subject to change.  For a detailed break-out of holdings by industry, please refer to the Schedule of Investments.

Foundry Partners, LLC Funds	ANNUAL REPORT
Foundry Micro Cap Value Fund
INVESTMENT HIGHLIGHTS
December 31, 2015 (Unaudited)

Returns as of December 31, 2015	One Year	Since Inception from January 30, 2014 through December 31, 2015
Foundry Micro Cap Value Fund Institutional Class shares	(6.78)%	1.33%
Russell Microcap® Value Total Return Index	(6.45)%	(0.80)%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the Foundry Micro Cap Value Fund versus the Russell Microcap® Value Total Return Index. The Russell Microcap® Value Total Return Index measures the performance of the microcap value segment of the U.S. equity market.  It includes those Russell Microcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the Russell Microcap® Value Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Foundry Micro Cap Value Fund, which will generally not invest in all the securities comprising the index.

FOUNDRY PARTNERS, LLC FUNDS

FOUNDRY MICRO CAP VALUE FUND
SCHEDULE OF INVESTMENTS

December 31, 2015	ANNUAL REPORT

COMMON STOCK - 97.49%	SHARES	FAIR VALUE

Aerospace & Defense - 1.23%
Ducommun, Inc. (a)	2,825	$45,821

Apparel - 1.14%
Perry Ellis International, Inc. (a)	2,315	42,642

Auto Parts & Equipment - 0.82%
Spartan Motors, Inc.	9,845	30,618

Banks - 16.82%
Bank of Commerce Holdings	2,850	19,038
Bar Harbor Bankshares	460	15,833
Capital City Bank Group, Inc.	3,095	47,508
Financial Institutions, Inc.	1,725	48,300
First Bancorp, Inc. - ME	1,180	24,155
First Financial Corp. - IN	1,545	52,484
First Internet Bancorp	1,015	29,120
Hanmi Financial Corp.	2,080	49,338
Horizon Bancorp - IN	2,070	57,877
Independent Bank Corp. - MI	3,215	48,964
Lakeland Bancorp, Inc.	2,575	30,359
MainSource Financial Group, Inc.	2,720	62,234
Northrim BanCorp, Inc.	680	18,088
Peoples Bancorp, Inc. - OH	2,695	50,774
Sierra Bancorp	1,705	30,093
Washington Trust Bancorp, Inc.	1,125	44,460
		628,625
Biotechnology - 0.70%
Harvard Bioscience, Inc. (a)	7,525	26,112

Chemicals - 0.94%
Landec Corp. (a)	2,980	35,253

Commercial Services - 4.74%
Barrett Business Services, Inc.	985	42,887
CRA International, Inc. (a)	2,525	47,091
Cross Country Healthcare, Inc. (a)	2,550	41,795
Everi Holdings, Inc. (a)	10,325	45,327
		177,100
Computers - 0.53%
Computer Task Group, Inc.	2,990	19,794

FOUNDRY PARTNERS, LLC FUNDS

FOUNDRY MICRO CAP VALUE FUND
SCHEDULE OF INVESTMENTS

December 31, 2015	ANNUAL REPORT

COMMON STOCK - 97.49% (Continued)	SHARES	FAIR VALUE

Diversified Financial Services - 2.45%
Federal Agricultural Mortgage Corp. - Class C	1,435	$45,303
Gain Capital Holdings, Inc.	5,700	46,227
		91,530
Electrical Components & Equipment - 0.43%
Insteel Industries, Inc.	775	16,213

Electronics - 1.71%
Checkpoint Systems, Inc.	4,580	28,717
Electro Scientific Industries, Inc. (a)	4,475	23,225
LRAD Corp. (a)	6,075	12,089
		64,031
Energy - Alternate Services - 0.60%
Pacific Ethanol, Inc. (a)	4,650	22,227

Engineering & Construction - 3.75%
Hill International, Inc. (a)	10,185	39,518
Orion Marine Group, Inc. (a)	10,890	45,411
Sterling Construction Co., Inc. (a)	9,050	55,024
		139,953
Environmental Control - 1.29%
Ceco Environmental Corp.	6,290	48,307

Hand & Machine Tools - 1.01%
Hardinge, Inc.	4,060	37,839

Healthcare - Products - 1.23%
Digirad Corp.	4,785	27,705
Exactech, Inc. (a)	995	18,059
		45,764
Healthcare - Services - 1.87%
Addus HomeCare Corp. (a)	1,305	30,380
Almost Family, Inc. (a)	1,035	39,568
		69,948
Home Builders - 2.69%
Century Communities, Inc. (a)	2,605	46,135
WCI Communities, Inc. (a)	2,440	54,363
		100,498
Home Furnishings - 0.97%
Daktronics, Inc.	4,170	36,362

Housewares - 0.60%
Lifetime Brands, Inc.	1,695	22,476

Insurance - 1.79%
HCI Group, Inc.	550	19,167
United Insurance Holdings Corp.	2,795	47,795
		66,962
Internet - 0.92%
Safeguard Scientifics, Inc. (a)	2,380	34,534

FOUNDRY PARTNERS, LLC FUNDS

FOUNDRY MICRO CAP VALUE FUND
SCHEDULE OF INVESTMENTS

December 31, 2015	ANNUAL REPORT

COMMON STOCK - 97.49% (Continued)	SHARES	FAIR VALUE

Investment Companies - 0.59%
Saratoga Investment Corp.	1,450	$22,069

Iron & Steel - 1.02%
Universal Stainless & Alloy Products, Inc. (a)	4,115	38,228

Lodging - 1.30%
Century Casinos, Inc. (a)	6,250	48,625

Machinery - Diversified - 1.12%
Columbus McKinnon Corp. - NY	2,215	41,863

Metal Fabricate & Hardware - 3.15%
Haynes International, Inc.	955	35,039
Northwest Pipe Co. (a)	1,995	22,324
Olympic Steel, Inc.	5,210	60,332
		117,695
Oil & Gas - 1.17%
Evolution Petroleum Corp.	2,675	12,867
PetroQuest Energy, Inc. (a)	12,300	6,150
Ring Energy, Inc. (a)	3,495	24,640
		43,657
Oil & Gas Services - 2.14%
Gulf Island Fabrication, Inc.	2,585	27,039
Newpark Resources, Inc. (a)	5,300	27,984
Tesco Corp.	3,470	25,123
		80,146
Real Estate - 1.32%
Community Healthcare Trust, Inc.	2,680	49,392

Real Estate Investment Trusts - 2.55%
Independence Realty Trust, Inc.	6,170	46,337
Monmouth Real Estate Investment Corp.	2,795	29,236
Sotherly Hotels, Inc.	3,170	19,527
		95,100
Retail - 9.70%
Del Frisco's Restaurant Group, Inc. (a)	2,100	33,642
Haverty Furniture Cos., Inc.	1,990	42,666
Kirkland's, Inc.	1,670	24,215
MarineMax, Inc. (a)	3,800	69,996
New York & Co., Inc. (a)	6,320	14,473
Ruby Tuesday, Inc. (a)	6,990	38,515
Stein Mart, Inc.	5,755	38,731
Systemax, Inc. (a)	2,845	24,467
TravelCenters of America LLC (a)	3,485	32,759
West Marine, Inc. (a)	5,070	43,044
		362,508

FOUNDRY PARTNERS, LLC FUNDS

FOUNDRY MICRO CAP VALUE FUND
SCHEDULE OF INVESTMENTS

December 31, 2015	ANNUAL REPORT

COMMON STOCK - 97.49% (Continued)	SHARES	FAIR VALUE

Savings & Loans - 12.12%
Banc of California, Inc.	4,025	$58,845
Berkshire Hills Bancorp, Inc.	1,550	45,120
Dime Community Bancshares, Inc.	3,085	53,957
ESSA Bancorp, Inc.	2,385	32,627
HomeStreet, Inc. (a)	1,945	42,226
HomeTrust Bancshares, Inc. (a)	2,320	46,980
Meta Financial Group, Inc.	1,315	60,398
SI Financial Group, Inc.	1,630	22,250
Territorial Bancorp, Inc.	1,395	38,697
United Community Financial Corp. - OH	8,775	51,773
		452,873
Semiconductors - 3.00%
IXYS Corp.	4,035	50,962
Rudolph Technologies, Inc. (a)	2,185	31,071
Xcerra Corp. (a)	4,990	30,189
		112,222
Software - 3.49%
American Software, Inc. - GA - Class A	4,395	44,741
Concurrent Computer Corp.	4,615	22,844
Seachange International, Inc. (a)	6,110	41,181
Wayside Technology Group, Inc.	1,175	21,550
		130,316
Telecommunications - 2.16%
Black Box Corp.	1,630	15,534
Silicom Ltd.	1,360	41,208
Spok Holdings, Inc.	1,315	24,091
		80,833
Transportation - 4.43%
Aegean Marine Petroleum Network, Inc.	3,985	33,315
Celadon Group, Inc.	3,990	39,461
Covenant Transportation Group, Inc. - Class A (a)	2,585	48,831
Marten Transport Ltd.	2,490	44,073
		165,680
Total Common Stocks (Cost $3,786,143)		3,643,816

MONEY MARKET FUND - 2.69%
First American Prime Obligations Fund - Class Z, 0.21% (b) (Cost $100,672)	100,672	100,672

Total Investments at Fair Value - 100.18% (Cost $3,886,815)		3,744,488

Liabilities in Excess of Other Assets, Net - (0.18)%		(6,767)

Net Assets - 100.00%		$3,737,721

(a)	Non-income producing security.
(b)	Rate shown represents the 7-day yield at December 31, 2015, is subject to change and resets daily.

The accompanying notes are an integral part of these financial statements.

FOUNDRY PARTNERS, LLC FUNDS

FOUNDRY MICRO CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015	ANNUAL REPORT

Assets:
Investments, at value (identified cost $3,886,815)	$3,744,488
Due from adviser	9,218
Receivables:
Interest	7
Dividends	3,659
Investment securities sold	1,311
Prepaid expenses	1,440
Total assets	3,760,123

Liabilities:
Payables:
Investment securities purchased	15,012
Due to administrator	2,967
Accrued expenses	4,423
Total liabilities	22,402
Net Assets	$3,737,721

Sources of Net Assets:
Paid-in capital	$3,859,660
Accumulated net realized gain on investments	20,388
Net unrealized depreciation on investments	(142,327)
Total Net Assets (Unlimited shares of beneficial interest authorized)	$3,737,721

Institutional Class Shares:
Net assets applicable to 386,203 shares outstanding	$3,737,721
Net Asset Value, Offering and Redemption Price Per Share	$9.68
Minimum Redemption Price Per Share (a)	$9.49

(a)	A 2.00% redemption fee is assessed on redemption transactions of shares that are held for 90 days or less.

The accompanying notes are an integral part of these financial statements.

FOUNDRY PARTNERS, LLC FUNDS

FOUNDRY MICRO CAP VALUE FUND
STATEMENT OF OPERATIONS

December 31, 2015	ANNUAL REPORT

For the
Year Ended
December 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $33)	$31,627
Interest	41
Total investment income	31,668

Expenses:
Management fees (Note 5)	17,346
Accounting and transfer agent fees and expenses	33,136
Audit fees	16,412
Legal fees	13,613
Custodian fees	10,662
Pricing fees	10,564
Trustee fees and expenses	6,727
Registration and filing fees	3,586
Miscellaneous	3,174
Insurance	1,301
Reports to shareholders	103
Total expenses	116,624
Less: fees waived and expenses absorbed	(86,270)
Net expenses	30,354

Net investment income	1,314

Realized and unrealized gain (loss):
Net realized gain on:
Investments	94,643
Net realized gain on investments	94,643

Net change in unrealized depreciation on:
Investments	(205,748)
Net change in unrealized depreciation	(205,748)

Net loss on investments	(111,105)

Net decrease in net assets resulting from operations	$(109,791)

The accompanying notes are an integral part of these financial statements.

FOUNDRY PARTNERS, LLC FUNDS

FOUNDRY MICRO CAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

December 31, 2015	ANNUAL REPORT

	For the	For the
	Year Ended	Period Ended
	December 31, 2015	December 31, 2014 (a)

Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$1,314	$(3,437)
Net realized gain on investments	94,643	71,586
Net unrealized appreciation (depreciation) on investments	(205,748)	63,421
Net increase (decrease) in net assets resulting from operations	(109,791)	131,570

Distributions to shareholders from:
Net investment income	(1,559)	-
Net realized capital gains	(112,640)	(29,519)
Decrease in net assets resulting from distributions	(114,199)	(29,519)

Capital share transactions (Note 3):
Increase in net assets from capital share transactions	2,475,259	1,384,401

Increase in net assets	2,251,269	1,486,452

Net Assets:
Beginning of period	1,486,452	-

End of period	$3,737,721	$1,486,452
Undistributed net investment income	$-	$-

(a)	The Foundry Micro Cap Value Fund commenced operations on January 30, 2014.

The accompanying notes are an integral part of these financial statements.

FOUNDRY PARTNERS, LLC FUNDS

FOUNDRY MICRO CAP VALUE FUND
FINANCIAL HIGHLIGHTS

December 31, 2015	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the periods indicated.

	FOUNDRY MICRO CAP VALUE FUND
	For the		For the
	Year Ended		Period Ended
	December 31, 2015		December 31, 2014 (a)

Net Asset Value, Beginning of Year/Period	$10.78		$10.00

Investment Operations:
Net investment income (loss)	-	(b)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.74)		1.02
Total from investment operations	(0.74)		1.00

Distributions:
From net investment income	-	(c)	-
From net realized capital gains	(0.36)		(0.22)
Total distributions	(0.36)		(0.22)

Paid in capital from redemption fees	-	(i)	-

Net Asset Value, End of Year/Period	$9.68		$10.78

Total Return (d)	(6.78)%		10.03%	(e)(f)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$3,738		$1,486

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	6.72%		12.51%	(g)(h)
After fees waived and expenses absorbed	1.75%		1.75%	(g)(h)

Ratio of net investment income (loss):
Before fees waived and expenses absorbed	(4.90)%		(11.18)%	(g)(h)
After fees waived and expenses absorbed	0.07%		(0.42)%	(g)(h)

Portfolio turnover rate	53%		58%	(e)

(a)	The Foundry Micro Cap Value Fund commenced operations on January 30, 2014.
(b)	Net investment income was less than $0.01 per share for the year ended December 31, 2015.
(c)	Net investment income distribution was less than $0.01 per share for the year ended December 31, 2015.
(d)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	Total Return is for the period from January 30, 2014, the date of initial portfolio trades, through December 31, 2014.
(g)	Ratios are for the period from January 30, 2014, the date of initial expense accruals, through December 31, 2014.
(h)	Annualized.
(i)	Redemption fees resulted in less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Foundry Partners, LLC Funds	ANNUAL REPORT
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Foundry Micro Cap Value Fund (the “Fund”) is a series of 360 Funds (the “Trust”). The Trust was organized on February 24, 2005 as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The investment objective of the Fund is capital appreciation.   The Fund is a diversified Fund. The Fund’s investment adviser is Foundry Partners, LLC (the “Adviser”). The Fund has one class of shares, Institutional Class Shares. The Institutional Class Shares commenced operations on January 30, 2014.

a)         Security Valuation – All investments in securities are recorded at their estimated fair value, as described in note 2.

b)        Exchange Traded Funds – The Fund may invest in Exchange Traded Funds (“ETFs”). ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees fees, and marketing expenses, and ETF shareholders, such as the Fund, pay their proportionate share of these expenses. Your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund's direct fees and expenses.

c)         Federal Income Taxes – The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of and during the year ended December 31, 2015, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax liability as income tax expense in the statement of operations. For the year ended December 31, 2015, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdictions as U.S. Federal and Delaware state.

d)        Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Accounting principles generally accepted in the United States of America (“GAAP”) requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital or net realized gains. There were no reclassifications made during the year ended December 31, 2015.

e)         Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f)          Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund's relative net assets or another appropriate basis (as determined by the Board).

g)         Other – Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foundry Partners, LLC Funds	ANNUAL REPORT
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h)        Investments in Small-Cap Companies and Micro-Cap Companies – The Fund may invest a significant portion of its assets in securities of companies with small market capitalizations or micro market capitalizations.  Certain small-cap companies and micro-cap companies may offer greater potential for capital appreciation than larger companies.  However, investors should note that this potential for greater capital appreciation is accompanied by a substantial risk of loss and that, by their very nature, investments in small-cap companies and micro-cap companies tend to be very volatile and speculative.  Small-cap companies and micro-cap companies may have a small share of the market for their products or services, their businesses may be limited to regional markets, or they may provide goods and services for a limited market.  For example, they may be developing or marketing new products or services for markets that are not yet established or may never become established.  In addition, small-cap companies and micro-cap companies may have or will develop only a regional market for products or services and thus be affected by local or regional market conditions.  In addition, small-cap companies and micro-cap companies may lack depth of management or they may be unable to generate funds necessary for growth or potential development, either internally or through external financing on favorable terms.  Such companies may also be insignificant in their industries and be subject to or become subject to intense competition from larger companies.  Due to these and other factors, the Fund’s investments in small-cap companies and micro-cap companies may suffer significant losses.  Further, there is typically a smaller market for the securities of a small-cap company or micro-cap company than for securities of a large company.  Therefore, investments in small-cap companies and micro-cap companies may be less liquid and subject to significant price declines that result in losses for the Fund.

i)        Redemption fees - Shareholders that redeem shares within 90 days of purchase will be assessed a redemption fee of 2.00% of the amount redeemed. The redemption fee is paid directly to and retained by the Fund, and is designed to deter excessive short-term trading and to offset brokerage commissions, market impact and other costs that may be associated with short-term money movement in and out of the Fund. Redemption fees of $823 were paid to the Fund during the year ended December 31, 2015.

2.	SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.
•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•
Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Foundry Partners, LLC Funds	ANNUAL REPORT
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015

2.	SECURITIES VALUATIONS (continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock and ETFs) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETFs, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Money market funds – Money market funds are valued at their net asset value of $1.00 per share and are categorized as Level 1.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of December 31, 2015:

Categories (a)	Level 1	Level 2	Level 3	Total
Micro Cap Value Fund:
Common Stock (b)	$3,643,816	-	-	$3,643,816
Money market funds	100,672	-	-	100,672
Total Investments in Securities	$3,744,488	-	-	$3,744,488

(a)
As of and during the year ended December 31, 2015, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(b)	All common stock held in the Fund are Level 1 securities. For a detailed break-out of common stock by industry, please refer to the Schedule of Investments.

The Fund recognizes transfers, if any, between fair value hierarchy levels at the reporting period end.  There were no transfers between levels during the year ended December 31, 2015.

3.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the Fund during the year ended December 31, 2015 were as follows:

MicroCap Value Fund:	Sold	Redeemed		Reinvested	Net Increase
Institutional Class Shares
Shares	249,147	(12,741)		11,921	248,327
Value	$2,498,148	$(137,088	)*	$114,199	$2,475,259

*	Value of capital stock redeemed is net of redemption fees of $823.

Foundry Partners, LLC Funds	ANNUAL REPORT
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015

3.	CAPITAL SHARE TRANSACTIONS (continued)

Transactions in shares of capital stock for the Fund during the period since inception from January 30, 2014 through December 31, 2014 were as follows:

MicroCap Value Fund:	Sold	Redeemed	Reinvested	Net Increase
Institutional Class Shares
Shares	140,143	(5,062)	2,795	137,876
Value	$1,406,000	$(51,118)	$29,519	$1,384,401

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2015, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Micro Cap Value Fund	$3,270,200	$945,693

There were no government securities purchased or sold during the year.

5.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser.  Pursuant to the Advisory Agreement, the Adviser manages the operations of the Fund and manages the Fund’s investments in accordance with the stated policies of the Fund. As compensation for the investment advisory services provided to the Fund, the Adviser will receive a monthly management fee equal to an annual rate of the Fund’s net assets for Institutional Class shares as follows:

Fund	Management Fee Rate	Management Fees Accrued
Micro Cap Value Fund:	1.00%	$17,346

The Adviser and the Fund have entered into an Expense Limitation Agreement (“Expense Agreements”) under which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, shareholder servicing fees, extraordinary expenses, dividend and interest expenses in connection with securities sold short and payments, if any, under the Rule 12b-1 Plan) to not more than the following average daily net assets of the Fund through April 30, 2016:

Fund	Expense Limitation	Management Fees Waived	Expenses Reimbursed
Micro Cap Value Fund:	1.75%	$17,346	$68,924

If, at any time, the annualized expenses of Fund were less than the annualized expense ratio, the Fund would reimburse the Adviser for any fees previously waived and/or expenses previously assumed; provided, however, that repayment would be payable only to the extent that it (a) can be made during the three (3) years following the time at which the Adviser waived fees or assumed expenses for the Fund, and (b) can be repaid without causing the expenses of the Fund to exceed the annualized expense ratios.

At December 31, 2015, the cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of the Fund that may be recouped no later than the dates stated below:

Fund	December 31, 2017	December 31, 2018	Totals
Micro Cap Value Fund:	$89,103	$86,270	$175,373

Foundry Partners, LLC Funds	ANNUAL REPORT
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015

5.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

The Fund has entered into an Investment Company Services Agreement (“Services Agreement”) with M3Sixty Administration, LLC (“M3Sixty” or the “Administrator”), formerly Matrix 360 Administration, LLC. Under the Services Agreement, M3Sixty is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund’s portfolio securities; (d) pricing the Fund’s shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund’s legal compliance; (j) maintaining shareholder account records.

For the year ended December 31, 2015, the Fund accrued fees pursuant to the Services Agreement as follows:

Fund	Service Fees
Micro Cap Value Fund:	$33,136

Certain officers and a Trustee of the Fund are also employees of M3Sixty.

The Fund has entered into a Distribution Agreement with Matrix Capital Group, Inc. (the “Distributor”). Pursuant to the Distribution Agreement, the Distributor will provide distribution services to the Fund. The Distributor serves as underwriter/distributor of the Fund. Under the Distribution Agreement, for the Fund, the Distributor shall be paid an annual fee of $9,000. The annual fee above includes the first share class of the Fund; the Distributor shall receive $1,500 annually for each additional class. The Distributor shall also receive an annualized amount equal to 1.25 bps (0.000125%) of the average assets of the Fund. These fees are paid by the Adviser, thus, they are not included in the Fund's Statement of Operations.

The Distributor is not affiliated with the Adviser.  The Distributor is an affiliate of M3Sixty.

6.	TAX MATTERS

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at December 31, 2015 were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Micro Cap Value Fund:	$3,896,724	$175,787	$(328,023)	$(152,236)

The difference between book basis unrealized depreciation and tax-basis unrealized depreciation for the Fund is attributable primarily to the tax deferral of losses on wash sales.

The Fund’s tax basis distributable earnings are determined only at the end of each fiscal year. The tax character of distributable earnings (deficit) at December 31, 2015, the Fund’s most recent fiscal year end, was as follows:

Fund	Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gains	Post-October Losses	Total Distributable Earnings
Micro Cap Value Fund:	$(152,236)	$15,359	$14,938	$-	$(121,939)

The undistributed ordinary income and capital gains shown above differ from corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statement of assets and liabilities due to differing book/tax treatment of short-term capital gains, and certain temporary book/tax differences due to the tax deferral of losses on wash sales.

Foundry Partners, LLC Funds	ANNUAL REPORT
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015

6.	TAX MATTERS (continued)

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. As of December 31, 2015, the Fund elected to defer net ordinary losses as indicated in the chart below.

	Post-October Losses		Post-December Losses
Fund	Deferred	Utilized	Deferred	Utilized
Micro Cap Value Fund:	$-	$-	$-	$-

Under the Regulated Investment Company Modernization Act of 2010 (the Act), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term.  As of December 31, 2015, the Fund had no capital loss carryforwards for federal income tax purposes.

The tax character of distributions paid during the year ended December 31, 2015 by the Fund was as follows.

Fund	Long-term Capital Gain	Ordinary Income
Micro Cap Value Fund:	$22,173	$92,026

The tax character of distributions paid during the period since inception from January 30, 2014 through December 31, 2014 by the Fund was as follows.

Fund	Long-term Capital Gain	Ordinary Income
Micro Cap Value Fund:	$20	$29,499

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2015, Rhode Island Resource Recovery and Reliance Trust Co. held 40% and 39%, respectively, of the Micro Cap Value Fund’s Institutional Class Shares outstanding.

8.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

9.	SUBSEQUENT EVENTS

In accordance with GAAP, Management has evaluated the impact of all subsequent events of the Fund through the date the financial statements were issued, and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Foundry Micro Cap Value Fund and
Board of Trustees of 360 Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Foundry Partners, LLC Funds comprising Foundry Micro Cap Value Fund (the “Fund”), a series of 360 Funds, as of December 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Foundry Micro Cap Value Fund as of December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 24, 2016

Foundry Partners, LLC Funds	ANNUAL REPORT
ADDITIONAL INFORMATION
December 31, 2015 (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

For the fiscal year ended December 31, 2015, certain distributions paid by the Fund may be subject to a maximum tax rate of 20%. The Fund intends to designate up to a maximum amount of $114,199 as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

Shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2016 to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their own tax advisors.

Foundry Partners, LLC Funds	ANNUAL REPORT
ADDITIONAL INFORMATION
December 31, 2015 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited)

The Trustees are responsible for the management and supervision of the Fund.  The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund.  This section provides information about the persons who serve as Trustees and Officers to the Trust and Fund, respectively. The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling (877) 244-6235.

Trustees and Officers.  Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Funds, and their principal occupation during the past five years. As described above under “Description of the Trust”, each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table.

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Art Falk 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1937	Trustee and Independent Chairman	Since June 2011	Retired. President, Murray Hill Financial Marketing, (financial marketing consultant) (1990-2012).	Fourteen	None
Thomas Krausz 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1944	Trustee	Since June 2011	Mr. Krausz has been an independent management consultant to private enterprises since 2007.	Fourteen	None
Tom M. Wirtshafter 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1954	Trustee	Since June 2011	Senior Vice President, American Portfolios Financial Services, (broker-dealer), American Portfolios Advisors (investment adviser) (2009 – Present).	Fourteen	None
Gary DiCenzo 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1962	Trustee	Since September 2014	Chief Executive Officer, Cognios Capital (investment management firm) (2015 to present); President and CEO, IMC Group, LLC (asset management firm consultant) (2010-2015).	Fourteen	None
Interested Trustee*
Randall K. Linscott 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1971	President	Since July 2013
Chief Executive Officer, M3Sixty Administration, LLC (2013 – present); Chief Operating Officer, M3Sixty Administration LLC (2011-2013); Division Vice President, Boston Financial Data Services, (2005 - 2011).
				Fourteen	N/A

* The Interested Trustee is an Interested Trustee because he is an officer and employee of the Administrator.

Foundry Partners, LLC Funds	ANNUAL REPORT
ADDITIONAL INFORMATION
August 31, 2015 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
Andras P. Teleki 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1971	Chief Compliance Officer and Secretary	Since October 2015
Chief Legal Officer, M3Sixty Administration, LLC, M3Sixty Holdings, LLC, M3Sixty Distributors, LLC, M3Sixty Advisors, LLC and Matrix Capital Group, Inc. (2015 to present); Chief Compliance Officer and Secretary, 360 Funds (2015 to present); Secretary and Assistant Treasurer, Capital Management Investment Trust (2015 to present); Secretary and Anti-Money Laundering Compliance Officer, Monteagle Funds (2015 to present); Partner, K&L Gates, (2009-2015)
				N/A	N/A
Brandon Byrd 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1981	Assistant Secretary	Since July 2013	Chief Operating Officer, M3Sixty Administration LLC (2012 – present); Division Manager – Client Service Officer, Boston Financial Data Services (mutual fund service provider) (2010 - 2012).	N/A	N/A
Larry Beaver 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1969	Treasurer	Since March 2007	Director of Fund Accounting & Administration for M3Sixty Administration, LLC (2005-present).	N/A	N/A
Ted Akins 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1974	Assistant Treasurer	Since June 2014	Director, Transfer Agency and Mutual Fund Operations, M3Sixty Administration, LLC (2012 – present); Senior Client Service Advisor, Boston Financial Data Services, (1999 – 2012).	N/A	N/A
Jeremiah Hierseman 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1975	Assistant Treasurer	Since September 2014	Fund Accounting Manager at M3Sixty Administration, LLC (2014-present). Fund Accounting Manager at State Street Bank – Insurance Services Division (2003 to 2014).	N/A	N/A

Foundry Partners, LLC Funds	ANNUAL REPORT
ADDITIONAL INFORMATION
December 31, 2015 (Unaudited)

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Remuneration Paid to Trustees and Officers - Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust.  Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust. Each Trustee who is not an “interested person” receives a fee of $1,000 each year plus $125 per Board or committee meeting attended.  Effective December 16, 2015, each Trustee who is not an “interested person” receives a fee of $1,500 each year plus $200 per Board or committee meeting attended. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

Name of Trustee[1]	Aggregate Compensation From the Fund[2]	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Paid to Trustees[2]
Independent Trustees
Art Falk	$1,500	None	None	$1,500
Thomas Krausz	$1,500	None	None	$1,500
Tom M. Wirtshafter	$1,500	None	None	$1,500
Gary DiCenzo	$1,500	None	None	$1,500
Interested Trustees
Randall K. Linscott	None	None	None	None

[1]	Each of the Trustees serves as a Trustee to each Series of the Trust. The Trust currently offers fourteen (14) series of shares.
[2]	Figures are for the year ended December 31, 2015.

Foundry Partners, LLC Funds	ANNUAL REPORT

Information About Your Fund’s Expenses - (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as the sales charge (load) imposed on certain subscriptions and the contingent deferred sales charge (“CDSC”) imposed on certain short-term redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made at the beginning of the period). You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), CDSC fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Fund’s prospectus.

Expenses and Value of a $1,000 Investment for the six month period from 06/30/15 through 12/31/15

Micro Cap Value Fund:	Beginning Account Value (06/30/2015)	Annualized Expense Ratio for the Period	Ending Account Value (12/31/2015)	Expenses Paid During Period
Actual Fund Return (in parentheses)
Institutional Class Shares (-8.14%)	$ 1,000.00	1.75%	$ 918.60	$ 8.46(a)
Hypothetical 5% Fund Return
Institutional Class Shares	$ 1,000.00	1.75%	$ 1,016.40	$ 8.89(a)

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

For more information on the Fund’s expenses, please refer to the Fund’s prospectus, which can be obtained from your investment representative or by calling 1-877-244-6235. Please read it carefully before you invest or send money.

Foundry Partners, LLC Funds	ANNUAL REPORT

Information About Your Funds’ Expenses - (Unaudited)(continued)

Total Fund operating expense ratios as stated in the current Fund prospectus dated April 30, 2015 for the Fund were as follows:

Foundry Micro Cap Value Fund Institutional Class Shares, gross of fee waivers or expense reimbursements	12.53%
Foundry Micro Cap Value Fund Institutional Class Shares, net of fee waivers or expense reimbursements	1.77%

Foundry Partners, LLC (the “Adviser”) has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired funds fees and expenses, extraordinary expenses, dividend and interest expenses related to short investments) to not more than 1.75% for the Foundry Micro Cap Value Fund through at least April 30, 2016. Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three fiscal years following the year in which such waiver occurred, if the Fund is able to make the payment without exceeding the expense limitation.  The current contractual agreement cannot be terminated prior to at least one year after the effective date without the Board of Trustees’ approval.  Total Gross Operating Expenses (Annualized) during the year ended December 31, 2015 were 6.72% for the Foundry Micro Cap Value Fund Institutional Class shares.  Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 5) sections of this report for expense related disclosures during the year ended December 31, 2015.

360 FUNDS
BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN THE TRUST AND FOUNDRY PARTNERS, LLC

On December 16, 2015, the Board of Trustees (the “Board” or the “Trustees”) of the 360 Funds (the “Trust”), comprised entirely of Trustees who are not “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”), met in person to review and discuss renewing the Investment Advisory Agreement between the Trust and Foundry Partners, LLC (the “Adviser”) with respect to the Foundry Micro Cap Value Fund (the “Fund”) (the “Investment Advisory Agreement”).

With the assistance and advice of Counsel, the Trustees had requested and received information prior to the meeting that they deemed relevant or necessary to consider in renewing the Investment Advisory Agreement. In addition, Counsel reviewed a memorandum with the Trustees discussing, among other things, the fiduciary duties and responsibilities of the Board in reviewing and considering the renewal of the Investment Advisory Agreement. Counsel also reviewed with the Trustees the types of information and factors that they should and should not take into consideration in making their decision about renewal.

In assessing various factors in regard to approval, the Board took into consideration information prepared for the meeting, such as: (i) reports regarding the services and support to be provided to the Fund and their shareholders by the Adviser; (ii) information prepared by the Adviser addressing its investment philosophy, investment strategy and operations; (iii) compliance reports and background concerning the Fund and the Adviser; (iv) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; (v) information on relevant developments in the mutual fund industry and how the Fund and the Adviser proposed to respond to them; (vi) financial information about the Adviser; (vii) a description of the personnel at the Adviser involved with the Fund, their background, professional skills and accomplishments; (viii) information on investment advice, performance, summaries of proposed fund expenses, compliance program, current legal matters, and other general information about the Adviser; (ix) comparative expense and performance information for other mutual funds that are similar to the Fund; (x) information about performance and fees relative to other accounts managed by the Adviser that might be considered comparable to the Fund in terms of investment style; and (xi) any soft-dollar or other “fall-out” or similar benefits to be realized by the Adviser from its relationship with the Fund.

The Board did not identify any particular factor or information that was most relevant to its consideration to renew the Investment Advisory Agreement and each Trustee may have afforded different weight to the various factors considered.

The Nature, Extent, and Quality of the Services Provided by the Adviser.

The Trustees considered various aspects of the nature, extent and quality of the services to be provided by the Adviser to the Fund. They considered the following, without limitation: the quality of the investment advisory services (including research and recommendations with respect to portfolio securities), to be provided; the background, experience and professional ability and skill of the portfolio management personnel assigned to the Fund, noting the commitment to hire and retain qualified personnel to work on behalf of the Fund and their shareholders; the processes used for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, as well as for assuring compliance with regulatory requirements, specifically noting that the Adviser had not reported any material compliance matter over the last year; the manner in which the Adviser seeks to satisfy their obligation to assure “best execution” in connection with securities transactions placed for the Fund, noting the Adviser’s policies and procedures on trading and brokerage, as well as expected average brokerage commissions paid; the investment strategies and sources of information upon which the Adviser expects to rely in making investment decisions for the Fund; where applicable, the fees charged to and the performance of other accounts managed by the Adviser similar to the Fund; the oversight of the Fund’s portfolio by the Adviser; the Adviser’s succession plans and business continuity plans; and the coordination of services for the Fund among the service providers, Trust management and the Trustees.

After reviewing and considering the foregoing information and further information in the materials provided by the Adviser (including its Form ADV), the Board concluded, in light of all the facts and circumstances, that the expected nature, extent and quality of the services to be provided by the Adviser were satisfactory and adequate for the Fund.

The Costs of the Services to be provided and Profits Expected to be realized by the Adviser from its Relationships with the Fund.

In considering these factors, the Trustees took into consideration the overall expenses of the Fund, including the nature and frequency of advisory fee payments, the expected asset levels of the Fund and the gross and net expenses of the Fund as compared to gross and net expenses of a group of funds that may be considered similar, noting that the expenses of the Fund was within the range of expenses incurred by the other funds in its group. The Trustees also took into consideration the information provided about the financial condition and profitability of the Adviser and the level of commitment to the Fund by the principals of the Adviser to their roles for the Fund.

The Trustees also considered the fees charged by the Adviser to comparable accounts – such as separately managed accounts -- they manage in a similar style and noted that, typically, the fees charged to the Fund were similar to fees charged to other accounts managed by the Adviser. The Trustees used this information as a potential gauge for what fees might be considered reasonable for similar investment services, although they also considered that accounts identified as similar for this purpose may also have material differences that impact their overall comparability, such as differences in the range of the investor base served by the account; the average account size; the customization of fees, services and reporting available; the daily liquidity, redemptions and turnover that might occur in a mutual fund that might not be the case in other accounts; the regulatory requirements applicable to a fund that do not apply to many non-fund accounts; and the Board oversight applicable to funds that does not apply to most other types of accounts; to name a few. The Trustees took into consideration these potential differences when assessing both performance and fee information with respect to comparable accounts.

After further consideration of these elements, the Board concluded, in light of all the facts and circumstances, that the costs of the services provided to the Fund and the profits expected to be realized by the Adviser from its relationship with the Fund were satisfactory.

Other Benefits Derived by the Adviser from its Relationships with the Fund and Conflicts of Interest.

The Trustees also considered other benefits that the Adviser could derive from their relationship with the Fund (sometimes referred to as “fall-out” benefits) and conflicts of interest. In particular, the Trustees considered that the Adviser may use “soft dollars,” or Fund commissions, to obtain research, and noted in addition to the amount of soft dollars reported that (i) the Adviser reports it would select broker-dealers on the basis of best execution, even though some of the broker-dealers it selects also provide research, (ii) the Adviser reports it would only use “soft dollars” within the Section 28(e) safe harbor, which requires the Adviser to determine that the commissions paid were reasonable in relation to the value of the research received, and (iii) the Adviser would use the research received to implement its investment strategy generally, which benefits the Fund as well as the Adviser’s other accounts.

After reviewing and considering the foregoing information and other information they deemed relevant with regard to these matters, the Board concluded, in light of all the facts and circumstances, that the other benefits derived by the Adviser from its relationships with the Fund were satisfactory.

Economies of Scale.

The Trustees also considered the extent to which economies of scale would be realized if the Fund grows and whether the total expense ratios reflect those economies of scale for the benefit of the Fund’s shareholders. In this regard, the Trustees considered the expenses of the Fund, and the potential for sharing with shareholders any economies of scale that are realized from the Fund’s growth.

After considering these factors, the Board concluded, in light of all the facts and circumstances, that the total expense ratios were satisfactory and adequate to reflect economies of scale for the benefit of the Fund’s shareholders if the Fund grows.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, approved the renewal of the Investment Advisory Agreement, and determined that the compensation payable under the Investment Advisory Agreement was fair, reasonable and within a range of what could have been negotiated at arm’s-length in light of all the surrounding circumstances, including the services to be rendered and such other matters as the Board considered to be relevant.

360 FUNDS
4520 Main Street
Suite 1425
Kansas City, MO 64111

INVESTMENT ADVISER
Foundry Partners, LLC
510 First Avenue North,
Suite 409
Minneapolis, MN 55403

ADMINISTRATOR & TRANSFER AGENT
M3Sixty Administration, LLC
4520 Main Street
Suite 1425
Kansas City, MO 64111

DISTRIBUTOR
Matrix Capital Group, Inc.
106 West 32nd Street
Suite 177
New York, NY 10001

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Ave., Suite 800
 Cleveland, OH 44115

LEGAL COUNSEL
Graydon Head & Ritchey LLP
15 West Center Street
Lawrenceburg, IN 47025

CUSTODIAN BANK
U.S. Bank, N.A
425 Walnut Street
Cincinnati, OH 45202

This page intentionally left blank.

Privacy Notice

FACTS	WHAT DOES 360 FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number
▪ Assets
▪ Retirement Assets
▪ Transaction History
▪ Checking Account Information
▪ Purchase History
▪ Account Balances
▪ Account Transactions
▪ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons 360 Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does 360 Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-244-6235

PRIVACY POLICY IS NOT PART OF REPORT.

Who we are
Who is providing this notice?	360 Funds M3Sixty Administration, LLC (Administrator) Matrix Capital Group, Inc. (Distributor)
What we do
How does 360 Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does 360 Funds collect my personal information?
We collect your personal information, for example, when you
▪ Open an account
▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tell us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
▪ M3Sixty Administration, LLC and Matrix Capital Group, Inc., could each be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ 360 Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ 360 Funds does not jointly market.

PRIVACY POLICY IS NOT PART OF REPORT.

ITEM 2.	CODE OF ETHICS.

(a)
The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.
(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Trustees has determined that Tom Wirtshafter serves on its audit committee as the "audit committee financial expert" as defined in Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $13,000 with respect to the registrant’s fiscal year ended December 31, 2015 and $13,000 with respect to the registrant’s fiscal year ended December 31, 2014,.

(b)
Audit-Related Fees. There were no fees billed during the fiscal year for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)
Tax Fees. The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $2,500 with respect to the registrant’s fiscal year ended December 31, 2015 and $2,500 with respect to the registrant’s fiscal year ended December 31, 2014. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees. The aggregate fees billed in last fiscal year for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $450 for the fiscal year ended December 31, 2015 and $712 for the fiscal year ended December 31, 2014, and were for the auditor's consent on the registration statement and the review of the semi-annual financial report.

(e)(1)
The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

f)
Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)
All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the last two fiscal years ended December 31, 2015 and December 31, 2014, the first fiscal year of operations for the Foundry Partners, LLC Funds, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULES OF INVESTMENTS

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

360 Funds

By: Randy Linscott	/s/ Randy Linscott
Principal Executive Officer
Date: March 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Randy Linscott	/s/ Randy Linscott
Principal Executive Officer
Date: March 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Larry E. Beaver, Jr.	/s/ Larry E. Beaver, Jr.
Principal Financial Officer
Date: March 3, 2016